UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2003

                                  VALCOM, INC.

               (Exact name of Registrant as specified in charter)


      DELAWARE                            000-28416                58-1700840
(State  or  other  jurisdiction     (Commission File Number)      (IRS Employer
of  incorporation)                                                Identification
                                                                  Number)

                           26030  AVENUE  HALL,  STUDIO  5
                              VALENCIA,  CALIFORNIA
                    (Address  of  principal  executive  offices)

       Registrant's telephone number, including area code: (661) 257-8000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

FORWARD-LOOKING  STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings, the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect Registrant's current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, operations and results of operations and any businesses that Registrant may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS

A.) The Registrant's Board of Directors has accepted the resignation of two Board members,
Mr. Steve Weber and Mr. David Weiner, effective immediately. Mr. Weber and Mr. Weiner 's resignation was due to a conflict of interest. Mr. Weber and Mr. Weiner have no disagreement with the Registrant.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

Not  applicable.

(B)  PRO  FORMA  FINANCIAL  INFORMATION

Not  applicable.

(C)  EXHIBITS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  19,  2003  VALCOM,  INC.


                         By:     /s/  Donald  P.  Magier
                            ----------------------------
                                 Donald  P.  Magier
                                 Secretary  and  Treasurer